UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Loan and Security Agreement

On September 30, 2008, Anesiva, Inc. (“Anesiva” or the “Company”) entered into a loan and security agreement (the “Agreement”) with Compass Horizon Funding Company LLC, CIT Healthcare LLC, and Oxford Finance Corporation (collectively, the “Lenders”), and Oxford Financial Corporation, as Agent, pursuant to which the Lenders agreed to loan Anesiva up to $30.0 million, subject to the terms and conditions set forth in the Agreement (the “Financing”). On September 30, 2008, Anesiva received an initial $20.0 million pursuant to the terms and conditions set forth in the Agreement. The remaining $10.0 million under the Agreement will become available to Anesiva prior to March 31, 2009 upon the achievement of positive top line Phase III data from its product candidate Adlea in either bunionectomy or total knee replacement surgery, and if the average market capitalization of the Company is at least $75.0 million for the 10 consecutive business days prior to the drawdown. The Company paid the Lenders a one-time fee of $0.3 million in the aggregate upon the execution of the Agreement.

Any amounts drawn down under the Agreement accrue interest at a per annum rate equal to the greater of (i) 12.00% and (ii) the sum of (a) the three-month U.S. LIBOR rate reported in the Wall Street Journal three business days prior to the applicable funding rate, plus (b) 9.21%. Through June 30, 2009, Anesiva will make monthly payments of interest only, at which time Anesiva will commence monthly payments of interest and principal.

Additionally, any amounts drawn under the Agreement may become immediately due and payable in full or in part upon (i) an “Event of Default,” which is defined in the Agreement in a customary way for financings of this type or (ii) the non-achievement of both of the following two milestones by Anesiva: (a) Anesiva shall have received, by no later than June 30, 2009, net proceeds of at least $50.0 million from the issuance and sale of Anesiva stock, and (b) Anesiva’s product sales revenue, excluding licensing revenue, for the trailing twelve month period ending on June 30, 2009 shall be equal to or greater than $20.0 million. The Agreement also contains various representations and warranties, and affirmative and negative covenants customary for financings of this type.

Warrants

Upon execution of the Agreement, Anesiva issued to the Lenders warrants to purchase an aggregate of up to 1,790,082 shares of common stock of the Company at an exercise price of $1.6759 per share (the “Warrants”). The Warrants expire on the tenth anniversary of the date of the Agreement.

Registration Rights Agreement

On September 30, 2008, Anesiva entered into a registration rights agreement with the Lenders (the “Registration Rights Agreement”). Under the Registration Rights Agreement, if the Company proposes to register any of its securities under the Securities Act of 1933, as amended, for the account of its stockholders, the Lenders are entitled to notice of the registration and will be entitled to include their shares of common stock in the registration statement. These registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration under certain circumstances.

Payoff of GE Equipment Loan and Security Agreement

In connection with the Financing, on September 30, 2008, Anesiva and General Electric Capital Finance Corporation (“GE Capital”) entered into a letter agreement (the “Letter Agreement”) under which the Company paid the remaining $10.7 million in principal, interest and prepayment fees under the Equipment Loan and Security Agreement, dated as of August 30, 2007, as amended (the “Equipment Loan and Security Agreement”). Under the terms of the Letter Agreement, upon the receipt of funds by GE Capital, the Equipment Loan and Security Agreement was terminated and neither party has any further obligations thereunder.

The foregoing descriptions of the Agreement, Warrants, Registration Rights Agreement, and Letter Agreement does not purport to be complete and is qualified in its entirety by reference to each such document, which are attached hereto as Exhibits 10.70, 4.3, 10.71, and 10.72, respectively, and incorporated herein by this reference. In addition, a copy of the press release announcing the Loan Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure set forth under Item 1.01 relating to the Equipment Loan and Security Agreement is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 relating to the Loan Agreement is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities

The Warrants described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”). The Loan Agreement contains representations to support the Company’s reasonable belief that the Lenders had access to information concerning its operations and financial condition, that the Lenders are acquiring the Warrants for their own account and not with a view to the distribution thereof, and that the Lenders are “accredited investors” as defined by Rule 501 promulgated under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.3	Form of Warrant to purchase shares of common stock of Anesiva, Inc.

10.70	Loan and Security Agreement, dated September 30, 2008, by and among Anesiva, Inc., Compass Horizon Funding Company LLC, CIT Healthcare LLC, and Oxford Finance Corporation.

10.71	Registration Rights Agreement, dated September 30, 2008, by and among Anesiva, Inc., Compass Horizon Funding Company LLC, CIT Healthcare LLC, and Oxford Finance Corporation.

10.72	Letter Agreement, dated September 30, 2008, by and among Anesiva, Inc. and General Electric Capital Finance Corporation.

99.1(1)	Press release, dated October 2, 2008, “Anesiva Secures Financing For Up To $30 Million”

(1)	Pursuant to General Instruction B(2) of Form 8-K, Exhibit 99.1 shall be deemed furnished, and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2008	ANESIVA, INC.

	By:	/s/ Jean-Frédéric Viret
Jean-Frédéric Viret
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

4.3	Form of Warrant to purchase shares of common stock of Anesiva, Inc.

10.70	Loan and Security Agreement, dated September 30, 2008, by and among Anesiva, Inc., Compass Horizon Funding Company LLC, CIT Healthcare LLC, and Oxford Finance Corporation.

10.71	Registration Rights Agreement, dated September 30, 2008, by and among Anesiva, Inc., Compass Horizon Funding Company LLC, CIT Healthcare LLC, and Oxford Finance Corporation.

10.72	Letter Agreement, dated September 30, 2008, by and among Anesiva, Inc. and General Electric Capital Finance Corporation.

99.1(1)	Press release, dated October 2, 2008, “Anesiva Secures Financing For Up To $30 Million”

(1)	Pursuant to General Instruction B(2) of Form 8-K, Exhibit 99.1 shall be deemed furnished, and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.